                                                                   Exhbit 10.19

                               SECURITY AGREEMENT

        THIS AGREEMENT ("Agreement") is made on December 18, 2003, by and between the Grantor, as herein defined, and Standard Federal Bank N.A., a national banking association ("Bank"), whose address is 2600 West Big Beaver Road, Troy, Michigan 48084.

        IN CONSIDERATION of loans, advances or other financial accommodations from the Bank to the Grantor and/or the Borrower, the Grantor agrees as follows:

        1. DEFINITIONS. The following terms shall have the following meanings when used in this Agreement:

        a. "BORROWER" means MERITAGE HOSPITALITY GROUP INC., a corporation organized under the laws of the State of Michigan, whose chief executive office or residence is located at 1971 East Beltline Avenue, NE, Suite 200, Grand Rapids, Michigan 49525.

        b. "COLLATERAL" means the property and interests in property described in Section 3 below.

        c. "GRANTOR" means WM LIMITED PARTNERSHIP - 1998 a limited partnership organized under the laws of the State of Michigan, whose chief executive office or residence is located at 1971 East Beltline Avenue, NE, Suite 200, Grand Rapids, Michigan 49525.

        d. "OBLIGATIONS" means all loans, advances and other financial accommodations, including any renewals or extensions thereof, from the Bank to the Grantor and/or the Borrower and any and all indebtedness, liabilities and obligations of any and every kind and nature heretofore, now or hereafter owing from the Grantor and/or the Borrower to the Bank, however incurred or evidenced, whether primary, secondary, contingent or otherwise, arising under any security agreement(s), promissory note(s), guaranty(s), mortgage(s), lease(s), letter(s) of credit, interest rate protection agreement(s), interest rate swap(s) or other interest rate hedge arrangement(s) (other than any interest rate cap or other similar agreement or arrangement pursuant to which the Grantor and/or the Borrower has no credit exposure to the Bank), agreement(s) relating to foreign exchange transactions, or any other instrument(s), document(s), contract(s) or agreement(s) heretofore, now or hereafter executed by the Grantor and/or the Borrower and delivered to the Bank or to or under which the Grantor and/or the Borrower or any subsidiary or affiliate of the Grantor and/or the Borrower is a party or beneficiary, or by oral agreement or by operation of law, plus all interest, costs, expenses and reasonable attorney fees which may be made or incurred by the Bank in the disbursement, administration or collection of such indebtedness, liabilities and obligations and in the protection, maintenance and liquidation of any collateral for such indebtedness, liabilities and obligations.

        2. GRANT OF SECURITY INTEREST. Grantor hereby grants to the Bank a continuing security interest in the Collateral to secure the payment of the Obligations.

        3. COLLATERAL. The Collateral covered by this Agreement is all the Grantor's property described below which it now owns or shall hereafter acquire or create immediately upon the acquisition or creation thereof:

        a. The following property where an "X" or check mark has been placed in the applicable box (if none of the following boxes is checked, it is understood and agreed that Grantor grants Bank a security interest in all of Grantor's personal property as if the box adjacent to the paragraph entitled "All Assets" had been checked):



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-       ALL ASSETS. All personal property of the Grantor, including without limitation, all Accounts, including Health-Care-Insurance Receivables, Inventory, including without limitation raw materials, work in process, materials and finished goods leased by the Grantor as lessor or held for sale or lease or furnished or to be furnished under contracts of service or used or consumed in a business, Goods, Equipment, Securities, Investment Property, Deposit Accounts, Chattel Paper, including without limitation, Electronic Chattel Paper; Documents; Instruments, including without limitation, Promissory Notes; Letter of Credit Rights and proceeds of letters of credit; Supporting Obligations; notes secured by real estate; Commercial Tort Claims and General Intangibles, including without limitation, Payment Intangibles and Software.

- ACCOUNTS. All Accounts, including Health-Care-Insurance Receivables, and all Goods whose sale, lease or other disposition has given rise to Accounts and have been returned to, or repossessed or stopped in transit by, the Grantor, or rejected or refused by an Account Debtor.

- INVENTORY. All Inventory, including without limitation raw materials, work in process, materials and finished goods leased by the Grantor as lessor or held for sale or lease or furnished or to be furnished under contracts of service or used or consumed in a business.

- GOODS. All Goods (other than Inventory), including without limitation, Equipment.

- INVESTMENT PROPERTY AND DEPOSIT ACCOUNTS. All Securities, Investment Property and Deposit Accounts.

- DOCUMENTS AND INSTRUMENTS. All Chattel Paper, including without limitation, Electronic Chattel Paper; Documents; Instruments, including without limitation, Promissory Notes; Letter of Credit Rights and proceeds of letters of credit; Supporting Obligations; notes secured by real estate; Commercial Tort Claims and General Intangibles, including without limitation, Payment Intangibles and Software.

X       SPECIFIC PROPERTY. The following specifically described property of the
        Grantor:

        A. ACCOUNTS. All Accounts representing gift certificate receivables.

        B. INVENTORY. All Inventory, including without limitation raw materials, work in process, materials and finished goods leased by the Grantor as lessor or held for sale or lease or furnished or to be furnished under contracts of service or used or consumed in a business, located now or hereafter at any of the below listed Wendy's Restaurant sites.

        C. EQUIPMENT AND FIXTURES. All Equipment and Fixtures now or hereafter located at any of the below listed Wendy's Restaurant sites.

        WENDY'S RESTAURANT SITES:

        1.      2814 Portage, Kalamazoo, Michigan
        2.      5455 West Main, Kalamazoo, Michigan
        3.      3921 28th Street, SE, Kalamazoo, Michigan
        4.      2730 West Michigan, Kalamazoo, Michigan
        5.      828 South Kalamazoo Avenue, Paw Paw, Michigan
        6.      1185 M-89, Plainwell, Michigan
        7.      1920 44th Street, SE, Kentwood, Michigan

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b.      Together with:

        - All Proceeds (whether Cash Proceeds or Noncash Proceeds) of the foregoing property, including without limitation proceeds of insurance payable by reason of loss or damage to the foregoing property and of eminent domain or condemnation awards.

        - All products of, additions and accessions to, and substitutions, betterments and replacements for the foregoing property.

        - All sums at any time credited by or due from the Bank to Grantor.

        - All property in which the Grantor has an interest now or at any time hereafter coming into the possession or under the control of the Bank or in transit by mail or carrier to or from the Bank or in possession of or under the control of any third party acting on the Bank's behalf without regard to whether the Bank received the same in pledge, for safekeeping, as agent for collection or transmission or otherwise or whether the Bank has conditionally released the same (excluding, nevertheless, any of the foregoing property of the Grantor which now or any time hereafter is in possession or control of the Bank under any written trust agreement wherein the Bank is trustee and Grantor is trustor).

        Terms used and not otherwise defined in this Agreement shall have the meaning given such terms in the Michigan Uniform Commercial Code. In the event the meaning of any term defined in the Michigan Uniform Code is amended after the date of this Agreement, the meaning of such term as used in this Agreement shall be that of the more encompassing of: (i) the definition contained in the Michigan Uniform Commercial Code prior to the amendment, and (ii) the definition contained in the Michigan Uniform Commercial Code after the amendment.

        4. PERFECTION OF SECURITY INTEREST. Grantor hereby irrevocably authorizes the Bank to file financing statement(s) describing the Collateral in all public offices deemed necessary by the Bank, and to take any and all actions, including, without limitation, filing all financing statements, continuation financing statements and all other documents that the Bank may reasonably determine to be necessary to perfect and maintain the Bank's security interests in the Collateral. Grantor shall have possession of the Collateral, except where expressly otherwise provided in this Agreement or where the Bank chooses to perfect its security interest by possession, whether or not in addition to the filing of a financing statement. Where Collateral is in the possession of a third party, Grantor will join with the Bank in notifying the third party of the Bank's security interest and obtaining an acknowledgement from the third party that it is holding the Collateral for the benefit of the Bank. Grantor will cooperate with the Bank in obtaining control with respect to Collateral consisting of Deposit Accounts, Investment Property, Letter-of-Credit Rights and Electronic Chattel Paper. Grantor will not create any Chattel Paper without placing a legend on the Chattel Paper acceptable to the Bank indicating that the Bank has a security interest in the Chattel Paper. Grantor shall pay the cost of filing or recording all financing statement(s) and other documents. Grantor agrees to promptly execute and deliver to the Bank all financing statements, continuation financing statements, assignments, certificates of title, applications for vehicle titles, affidavits, reports, notices, schedules of Accounts, designations of Inventory, letters of authority and all other documents that the Bank may reasonably request in form satisfactory to the Bank to perfect and maintain the Bank's security interests in the Collateral. In order to fully consummate all of the transactions contemplated hereunder, Grantor shall make appropriate entries on its books and records disclosing the Bank's security interests in the Collateral.

        5. WARRANTIES AND REPRESENTATIONS. Grantor warrants and represents, except as may be otherwise disclosed in an attachment to this Agreement: (a) Grantor has rights in or the power to transfer the Collateral and its title to the Collateral is free and clear of all liens or security interests, except the Bank's security interests, (b) all Chattel Paper constituting Collateral evidences a perfected security interest in the goods covered by it free from all other liens and security interests, (c) no financing statements, other than that of the Bank, are on file covering the


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Collateral or any of it, (d) if Inventory is represented or covered by documents of title, Grantor is the owner of the documents free of all liens and security interests other than the Bank's security interest and warehousemen's charges, if any, not delinquent; (e) the Grantor's exact legal name and the address of the Grantor's chief executive office are as set forth in the first paragraph of this Agreement; (f) if the Grantor is a Registered Organization, the form of its organization and the State under which it is organized are as set forth in the first paragraph of this Agreement; (g) all Collateral consisting of Goods is located in the State under which the Grantor is organized, if the Grantor is a Registered Organization, or in the State in which the Grantor's chief executive office is located, if the Grantor is not a Registered Organization, except as the Grantor has otherwise disclosed to the Bank in writing; (h) the Collateral, wherever located, is covered by this Agreement; (i) each Account, Chattel Paper and General Intangible constituting Collateral is genuine and enforceable against the account debtor according to its terms, and it, and the transaction out of which it arose, comply with all applicable laws and regulations, the amount represented by Grantor to the Bank as owing by each account debtor is the amount actually owing and is not subject to setoff, credit, allowance or adjustment except any discount for prompt payment, nor has any account debtor returned the goods or disputed his liability, there has been no default according to the terms of any such Collateral, and no step has been taken to foreclose the security interest it evidences or to otherwise enforce its payment; (j) the execution and delivery of this Agreement and any instruments evidencing Obligations will not violate nor constitute a breach of Grantor's Articles of Incorporation, By-Laws, Articles of Organization, Partnership Agreement, or any agreement or restriction of any type whatsoever to which Grantor is a party or is subject; (k) all financial statements and information relating to Grantor delivered or to be delivered by Grantor to the Bank are true and correct and prepared in accordance with generally accepted accounting principles, and there has been no material adverse change in the financial condition of Grantor since the submission of any such financial information to the Bank; (l) there are no actions or proceedings which are threatened or pending against Grantor which might result in any material adverse change in Grantor's financial condition or which might materially affect any of Grantor's assets; and (m) Grantor has duly filed all federal, state, and other governmental tax returns which Grantor is required by law to file, and will continue to file same during such time as any of the Obligations hereunder remain owing to the Bank, and all such taxes required to be paid have been paid, in full.

        6. COVENANTS. Grantor covenants and agrees that while any of the Obligations remain unperformed and unpaid it will: (a) preserve its legal existence and not, in one transaction or a series of related transactions, merge into or consolidate with any other entity, or sell all or substantially all of its assets; (b) not change the state where it is located; (c) neither change its name, form of business entity nor address of its chief executive office without giving written notice to the Bank thereof at least thirty (30) days prior to the effective date of such change, and Grantor agrees that all documents, instruments, and agreements demanded by the Bank in response to such change shall be prepared, filed, and recorded at Grantor's expense prior to the effective date of such change; (d) not use the Collateral, nor permit the Collateral to be used, for any unlawful purpose, whatever; (e) maintain the Collateral in first-class condition and repair; and (f) indemnify and hold the Bank harmless against claims of any persons or entities not a party to this Agreement concerning disputes arising over the Collateral.

        7. INSURANCE, TAXES, ETC. Grantor has the risk of loss of the Collateral. Grantor shall: (a) pay promptly all taxes, levies, assessments, judgments, and charges of any kind upon or relating to the Collateral, to Grantor's business, and to Grantor's ownership or use of any of its assets, income, or gross receipts unless being contested in good faith and adequate reserves for the payment thereof have been set aside by Grantor; (b) at its own expense, keep and maintain all of the Collateral fully insured against loss or damage by fire, theft, explosion and other risks in such amounts, with such companies, under such policies and in such form as shall be satisfactory to the Bank, which policies shall expressly provide that loss thereunder shall be payable to the Bank as its interest may appear (and the Bank shall have a security interest in the proceeds of such insurance and may apply any such proceeds which may be received by it toward payment of the Obligations, whether or not due, in such order of application as the Bank may determine); and (c) maintain at its own expense public liability and property damage insurance in such amounts, with such companies, under such policies and in such form as shall be satisfactory to the Bank, and, upon the Bank's request, shall furnish the Bank with such policies and evidence of payment of premiums thereon. If Grantor at any time hereafter should fail to obtain or maintain any of the policies required above or pay


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

any premium in whole or in part relating thereto, or shall fail to pay any such tax, assessment, levy, or charge or to discharge any such lien, claim, or encumbrance, then the Bank, without waiving or releasing any obligation or default of Grantor hereunder, may at any time hereafter (but shall be under no obligation to do so) make such payment or obtain such discharge or obtain and maintain such policies of insurance and pay such premiums, and take such action with respect thereto as the Bank deems advisable. All sums so disbursed by the Bank, including reasonable attorney fees, court costs, expenses, and other charges relating thereto, shall be part of the Obligations, secured hereby, and payable upon demand together with interest at the highest rate payable in connection with any of the Obligations from the date when advanced until paid.

        8. COLLECTION OF ACCOUNTS. The Bank conditionally authorizes and permits Grantor to collect Accounts from debtors. This privilege may be terminated by the Bank at any time upon written notice from the Bank, and upon mailing such notice the Bank shall be entitled to and have all of the ownership, title, rights, securities and guarantees of Grantor in respect to Accounts, and in respect to the property evidenced thereby, including the right of stoppage in transit, and the Bank shall have the right to enforce the Grantor's rights against the account debtors and obligors. Thereafter Grantor will receive all payments on Account as agent of and for the Bank and will transmit to the Bank, on the day of receipt thereof, all original checks, drafts, acceptances, notes and other evidence of payment received in payment of or on account of Accounts, including all cash moneys similarly received by Grantor. Until such delivery, Grantor shall keep all such remittances separate and apart from Grantor's own funds, capable of identification as the property of the Bank, and shall hold the same in trust for the Bank. All items or accounts which are delivered by Grantor to the Bank on account of partial or full payment or otherwise as proceeds of any of the Collateral shall be deposited to the credit of a deposit account (herein called the "Collateral Deposit Account") of Grantor with the Bank, as security for payment of the Obligations. Grantor shall have no right to withdraw any funds deposited in the Collateral Deposit Account. The Bank may from time to time, at its discretion, and shall upon request of Grantor made not more than once in a week, apply all or any of the then balance, representing collected funds in the Collateral Deposit Account, toward payment of the Obligations, whether or not then due, in such order of application as the Bank may determine, and the Bank may, from time to time, in its discretion, release all or any of such balance to Grantor. Grantor, if in default in the performance of any of the provisions of this Agreement, upon demand, will open all mail only in the presence of a representative of the Bank, who may take therefrom any remittance on Accounts in which the Bank shall have a security interest. The Bank or its representatives is authorized to endorse, in the name of Grantor, any item howsoever received by the Bank, representing any payment on or other proceeds of any of the Collateral, and may endorse or sign the name of Grantor to Accounts, invoices, assignments, financing statements, notices to debtors, bills of lading, storage receipts, or other instruments or documents in respect to Accounts or the property covered thereby requested by the Bank. Grantor will promptly give the Bank copies of all Accounts, to be accompanied by such information and by such documents or copies thereof as the Bank may require. Grantor will maintain such records with respect to Accounts and the conduct and operation of its business as the Bank may request, and will furnish the Bank all information with respect to Accounts and the conduct and operation of its business, including balance sheets, operating statements and other financial information, as the Bank may request.

        9. CARE, CUSTODY, AND DEALINGS WITH COLLATERAL. The Bank shall have no liability to Grantor with respect to the Bank's care and custody of any Collateral in the Bank's possession and shall have no duty to sell, surrender, collect or protect the same or to preserve rights against prior parties or to take any action with respect thereto beyond the custody thereof, exercising that reasonable custodial care which it would exercise in holding similar interests for its own account. The Bank shall only be liable for its acts of gross negligence. The Bank is hereby authorized and empowered to take the following steps, either prior or subsequent to default hereunder: (a) to deal directly with issuers, entities, owners, transfer agents and custodians to effect changes in the registered name of any such Collateral, to effect substitutions and replacements thereof necessitated by any reason (including by reason of recapitalization, merger, acquisition, debt restructuring or otherwise), to execute and deliver receipts therefor and to take possession thereof; (b) to communicate and deal directly with payors of instruments (including securities, promissory notes, letters of credit, certificates of deposits and other instruments), which may be payable to or for the benefit of Grantor at any time, with respect to the terms of payment thereof; (c) in the Grantor's name, to agree to any


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extension of payment, any substitution of Collateral or any other action or event with respect to the Collateral; (d) to notify parties who have an obligation to pay or deliver anything of value (including money or securities) with respect to the Collateral to pay or deliver the same directly to the Bank on behalf of Grantor and to receive and receipt for any such payment or delivery in Grantor's name as an addition to the Collateral; (e) to surrender renewable certificates or any other instruments or securities forming a portion of the Collateral which may permit or require reissuance, renewal or substitution at any time and to immediately take possession of and receive directly from the issuer, maker or other obligor, the substituted instrument or securities; (f) to exercise any right which Grantor may have with respect to any portion of the Collateral, including rights to seek and receive information with respect thereto; and (g) to do or perform any other act and to enjoy all other benefits with respect to the Collateral as Grantor could in its own name.

        10. DISPOSITION OF COLLATERAL. The Bank does not authorize, and Grantor agrees not to make any sales or leases of any of the Collateral, license any of the Collateral, or grant any other security interest in any of the Collateral; provided, however, that until such time as the Bank shall notify Grantor of the revocation of such power and authority, Grantor (a) may only in the ordinary course of its business, at its own expense, sell, lease or furnish under contracts of service any of the inventory normally held by Grantor for such purpose; (b) may use and consume any raw materials, work in process or materials, the use and consumption of which is necessary in order to carry on Grantor's business; and (c) will at its own expense, endeavor to collect, as and when due, all accounts due with respect to any of the Collateral, including the taking of such action with respect to such collection as the Bank may reasonably request or, in the absence of such request, as Grantor may deem advisable. A sale in the ordinary course of business does not include a transfer in partial or total satisfaction of a debt. To the extent Grantor uses any proceeds of any of the Obligations to purchase Collateral, Grantor's repayment of the Obligations shall apply on a "first-in-first-out" basis so that the portion of the Obligations used to purchase a particular item of Collateral shall be deemed paid in the chronological order the Grantor purchased the Collateral.

        11. INFORMATION. Grantor shall permit the Bank or its agents upon reasonable request to have access to, and to inspect, all the Collateral (and Grantor's other assets, if any) and may from time to time verify Accounts, inspect, check, make copies of, or extracts from the books, records, and files of Grantor, and Grantor will make same available at any time for such purposes. In addition, Grantor shall promptly supply the Bank with such other financial or other information concerning its affairs and assets as the Bank may request from time to time.

        12. REMEDIES UPON DEFAULT. Immediately upon the occurrence of an event of default under any of the Obligations or any default in the payment or performance of any of the covenants, conditions and agreements contained in this Agreement (an "Event of Default"), the Bank may, in addition to and not in lieu of or substitution for, all other rights and remedies provided by law, without notice, except as expressly required by law, declare the entire unpaid and outstanding principal balance of the Obligations, and all accrued interest, together will all other indebtedness of the Grantor to the Bank, to be due and payable in full forthwith and the Bank may exercise from time to time any rights and remedies including the right to immediate possession of the Collateral available to it under applicable law. The Bank may directly contact third parties and enforce against them all rights which arise with respect to the Collateral and to which Grantor or the Bank would be entitled. Grantor waives any right it may have to require the Bank to pursue any third person for any of the Obligations. The Bank shall have the right to hold any property then in, upon or in any way affiliated to said Collateral at the time of repossession even though not covered by this Agreement until return is demanded in writing by the Grantor. Grantor agrees, upon the occurrence of an Event of Default, to assemble at its expense all the Collateral and make it available to the Bank at a convenient place acceptable to the Bank. Grantor agrees to pay all costs of the Bank of collection of the Obligations, and enforcement of rights hereunder, including reasonable attorney fees and legal expenses, including participation in Bankruptcy proceedings, and expense of locating the Collateral and expenses of any repairs to any realty or other property to which any of the Collateral may be affixed or be a part. If any notification of intended disposition of any of the Collateral is required by law, such notification, if mailed, shall be deemed reasonably and properly given if sent at least ten (10) days before such disposition, postage pre-paid, addressed to the Grantor either at the address shown above or at any other address of the Grantor appearing on the records of the Bank and to such other parties as may be required by the Michigan Uniform Commercial Code. Grantor acknowledges that the Bank may be unable to effect


                                       6
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a public sale of all or any portion of the Collateral because of certain legal and/or practical restrictions and provisions which may be applicable to the Collateral and, therefore, may be compelled to resort to one or more private sales to a restricted group of offerees and purchasers. Grantor consents to any such private sale so made even though at places and upon terms less favorable than if the Collateral were sold at public sale. The Bank shall have no obligation to clean-up or otherwise prepare the Collateral for sale. The Bank may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral. The Bank may specifically disclaim any warranties as to the Collateral. If the Bank sells any of the Collateral upon credit, Grantor will be credited only with payments actually made by the purchaser, received by the Bank and applied to the indebtedness of the purchaser. In the event the purchaser fails to pay for the Collateral, the Bank may resell the Collateral and the Grantor shall be credited with the proceeds of sale. The Bank shall have no obligation to marshal any assets in favor of the Grantor. Grantor waives the right to jury trial in any proceeding instituted with respect to the Collateral. Out of the net proceeds from sale or disposition of the Collateral, the Bank shall retain all the Obligations then owing to it and the actual cost of collection (including reasonable attorney fees) and shall tender any excess to Grantor or its successors or assigns. If the Collateral shall be insufficient to pay the entire Obligations, Grantor shall pay to the Bank the resulting deficiency upon demand. Grantor expressly waives any and all claims of any nature, kind or description which it has or may hereafter have against the Bank or its representatives, by reason of taking, selling or collecting any portion of the Collateral. Grantor consents to releases of the Collateral at any time (including prior to default) and to sales of the Collateral in groups, parcels or portions, or as an entirety, as the Bank shall deem appropriate. Grantor expressly absolves the Bank from any loss or decline in market value of any Collateral by reason of delay in the enforcement or assertion or nonenforcement of any rights or remedies under this Agreement. Grantor agrees that the Bank shall, upon the occurrence of an Event of Default, have the right to peacefully retake any of the Collateral. Grantor waives any right it may have in such instance to a judicial hearing prior to such retaking.

        13. GENERAL. Time shall be deemed of the very essence of this Agreement. The Bank shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if it takes such action for that purpose as Grantor requests in writing, but failure of the Bank to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and failure of the Bank to preserve or protect any rights with respect to such Collateral against any prior parties or to do any act with respect to the preservation of such Collateral not so requested by Grantor shall not be deemed a failure to exercise reasonable care in the custody and preservation of such Collateral. This Agreement has been delivered in Michigan and shall be construed in accordance with the laws of the State of Michigan. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement. The rights and privileges of the Bank hereunder shall inure to the benefit of its successors and assigns, and this Agreement shall be binding on all heirs, personal representatives, assigns and successors of Grantor and all persons who become bound as a debtor to this Agreement. Grantor hereby expressly authorizes and appoints the Bank to act as its attorney-in-fact for the sole purpose of executing any and all financing statements or other documents deemed necessary to perfect the security interest herein contemplated.

        14. NO WAIVER. Any delay on the part of the Bank in exercising any power, privilege or right hereunder, or under any other instrument executed by Grantor to the Bank in connection herewith shall not operate as a waiver thereof, and no single or partial exercise thereof, or the exercise of any other power, privilege or right shall preclude other or further exercise thereof, or the exercise of any other power, privilege or right. The waiver of the Bank of any default by Grantor shall not constitute a waiver of any subsequent defaults, but shall be restricted to the default so waived. All rights, remedies and powers of the Bank hereunder are irrevocable and cumulative, and not alternative or exclusive, and shall be in addition to all rights, remedies, and powers given hereunder or in or by any other instruments, or by the Michigan Uniform Commercial Code, or any laws now existing or hereafter enacted. The Grantor acknowledges that this is the entire agreement between the parties except to the extent that writings signed by the party to be charged are specifically incorporated herein by reference either in this Agreement or in such writings, and acknowledges receipt of a true and complete copy of this Agreement.

        IN WITNESS WHEREOF, this Agreement was executed and delivered by the undersigned on the date stated in the first paragraph above.

                                  GRANTOR:

                                  WM LIMITED PARTNERSHIP - 1998., a Michigan limited partnership

                                  By: RES MANAGEMENT, LLC
                                  Its:  General Partner


                                  By:
                                     -----------------------------------------
                                            James R. Saalfeld, Vice President



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